Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2015
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
11.	REGULATORY ASSETS AND LIABILITIES

Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of Canadian dollars)	2015	2014
Regulatory assets:
Deferred income tax regulatory asset	1,445	1,327
Pension benefit regulatory asset	952	1,236
Post-retirement and post-employment benefits	240	273
Environmental	207	239
RSVA	110	11
Pension cost variance	37	90
2015-2017 rate rider	20	—
DSC exemption	10	16
Share-based compensation	10	—
B2M LP start-up costs	8	—
OEB cost assessment differential	—	12
Other	12	27

Total regulatory assets	3,051	3,231
Less: current portion	36	31

	3,015	3,200

Regulatory liabilities:
External revenue variance	87	54
Green Energy expenditure variance	76	83
CDM deferral variance	53	25
Deferred income tax regulatory liability	23	21
PST savings deferral	4	19
Other	12	13

Total regulatory liabilities	255	215
Less: current portion	19	47

	236	168

Deferred Income Tax Regulatory Asset and Liability

Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2015 income tax expense would have been higher by approximately $101 million (2014 – $132 million).

Pension Benefit Regulatory Asset

In accordance with OEB rate orders, pension costs are recorded on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2015 OCI would have been higher by $284 million (2014 – lower by $391 million).

Post-Retirement and Post-Employment Benefits

The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2015 OCI would have been higher by $33 million (2014 – $35 million).

Environmental

Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. Because such expenditures are expected to be recoverable in future rates, the Company has recorded an equivalent amount as a regulatory asset. In 2015, the environmental regulatory asset decreased by $24 million (2014 – $33 million) to reflect related changes in the Company’s PCB liability, and increased by $1 million (2014 – $13 million) due to changes in the land assessment and remediation liability. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2015 operation, maintenance and administration expenses would have been lower by $23 million (2014 – $20 million). In addition, 2015 amortization expense would have been lower by $19 million (2014 – $18 million), and 2015 financing charges would have been higher by $10 million (2014 – $11 million).

RSVA

Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. In March 2015, the OEB approved the disposition of the total RSVA balance accumulated from January 2012 to December 2013, including accrued interest, to be recovered through the 2015-2017 Rate Rider. In 2015, the Company revised its method to estimate the unbilled accounts receivable based on new technology implemented to improve the accuracy of the estimation process. At December 31, 2015, the change in estimate reduced unbilled accounts receivable by approximately $121 million, with a corresponding offset to various components of RSVA. The change in estimate had no significant impact on 2015 net income.

Pension Cost Variance

A pension cost variance account was established for Hydro One Networks’ transmission and distribution businesses to track the difference between the actual pension expenses incurred and estimated pension costs approved by the OEB. The balance in this regulatory account reflects the excess of pension costs paid as compared to OEB-approved amounts. In March 2015, the OEB approved the disposition of the distribution business portion of the total pension cost variance account at December 31, 2013, including accrued interest, which will be recovered through the 2015-2017 Rate Rider. In the absence of rate-regulated accounting, 2015 revenue would have been lower by $6 million (2014 – $10 million).

2015-2017 Rate Rider

In March 2015, as part of its decision on Hydro One Networks’ Distribution rate application for 2015-2019 the OEB approved the disposition of certain deferral and variance accounts, including RSVAs and accrued interest. The 2015-2017 Rate Rider account includes the balances approved for disposition by the OEB and will be disposed over a 32-month period in accordance with the OEB decision.

DSC Exemption

In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the Distribution System Code (DSC), with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that identified specific expenditures can be recorded in a deferral account subject to the OEB’s review in subsequent Hydro One Network distribution applications. In March 2015, the OEB approved the disposition of the DSC exemption deferral account at December 31, 2013, including accrued interest, which will be recovered through the 2015-2017 Rate Rider. In addition, the OEB also approved Hydro One’s request to discontinue this deferral account, and there were no additions to this regulatory account in 2015.

Share-based Compensation

The Company recognizes costs associated with stock-based compensation in a regulatory asset as management considers it probable that stock-based compensation costs will be recovered in the future through the rate-setting process. At December 31, 2015 the stock-based compensation costs relate to the share grant plans, are measured at fair value estimated based on grant date Hydro One Limited share price and recognized using the graded-vesting attribution method. In the absence of rate-regulated accounting 2015 operation, maintenance and administration expenses would have been higher by $5 million (2014 – $nil).

B2M LP Start-up Costs

In December 2015, OEB issued its decision on B2M LP’s application for 2015-2019 and as part of the decision approved the recovery of $8 million of start-up costs relating to B2M LP. The costs will be recovered over a 4 year period beginning in 2016, in accordance with the OEB decision.

OEB Cost Assessment Differential

In April 2010, the OEB issued its Decision regarding Hydro One Networks’ distribution rate application for 2010 and 2011. As part of this decision, the OEB also approved the distribution-related OEB Cost Assessment Differential Account to record the difference between the amounts approved in rates and actual expenditures with respect to the OEB’s cost assessments. In March 2015, the OEB approved the disposition of the OEB Cost Assessment Differential Account at December 31, 2013, including accrued interest, which will be recovered through the 2015-2017 Rate Rider. In addition, the OEB also approved Hydro One’s request to discontinue this deferral account, and there were no additions to this regulatory account in 2015.

External Revenue Variance

In May 2009, the OEB approved forecasted amounts related to export service revenue, external revenue from secondary land use, and external revenue from station maintenance and engineering and construction work. In November 2012, the OEB again approved forecasted amounts related to these revenue categories and extended the scope to encompass all other external revenues. The external revenue variance account balance reflects the excess of actual external revenues compared to the OEB-approved forecasted amounts.

Green Energy Expenditure Variance

In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.

CDM Deferral Variance Account

As part of Hydro One Networks’ application for 2013 and 2014 transmission rates, Hydro One agreed to establish a new regulatory deferral variance account to track the impact of actual Conservation and Demand Management (CDM) and demand response results on the load forecast compared to the estimated load forecast included in the revenue requirement. At December 31, 2014, the balance in the CDM deferral variance account relates to the actual 2013 CDM compared to the amounts included in 2013 revenue requirement. At December 31, 2015, the balance also includes the difference between the actual 2014 CDM compared to the amounts included in 2014 revenue requirement. The OEB rate order specifically states that the IESO (Ontario Power Authority (OPA) prior to January 1, 2015) data used to calculate the difference between forecasted and actual savings will be provided one year in arrears, and as a result, no amount should be recorded in advance of notification from the IESO of actual results.

PST Savings Deferral Account

The provincial sales tax (PST) and goods and services tax (GST) were harmonized in July 2010. Unlike the GST, the PST was included in operation, maintenance and administration expenses or capital expenditures for past revenue requirements approved during a full cost-of-service hearing. Under the harmonized sales tax (HST) regime, the HST included in operation, maintenance and administration expenses or capital expenditures is not a cost ultimately borne by the Company and as such, a refund of the prior PST element in the approved revenue requirement is applicable, and calculations for tracking and refund were requested by the OEB. For Hydro One Networks’ transmission revenue requirement, PST was included between July 1, 2010 and December 31, 2010 and recorded in a deferral account, per direction from the OEB. For Hydro One Networks’ distribution revenue requirement, PST was included between July 1, 2010 and December 31, 2015 and recorded in a deferral account, as directed by the OEB. In March 2015, the OEB approved the disposition of the PST Savings Deferral account at December 31, 2013, including accrued interest, which will be recovered through the 2015-2017 Rate Rider.